ION Earnings Call – Q2 2012 Earnings Call Presentation August 8, 2012 Exhibit 99.2

Earnings Call Introduction
Corporate Participants & Contact Information
CONTACT INFORMATION
If you have technical problems during the call, please contact DRG&L at 713 529 6600.
If you would like to listen to a replay of today's call, it will be available via webcast in the Investor
Relations section of the Company's website - www.iongeo.com for approximately 12 months.
BRIAN HANSON
Chief Executive Officer
GREG HEINLEIN
Chief Financial Officer

Earnings Call Introduction
FORWARD-LOOKING STATEMENTS
The information included herein contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E
of the Securities Exchange Act of 1934.
Actual results may vary fundamentally from those described in these forward-looking statements.
All forward-looking statements reflect numerous assumptions and involve a number of risks and uncertainties.
These risks and uncertainties include risk factors that are disclosed by ION from time to time in its filings with the Securities and Exchange Commission.

ION Q2 2012 Highlights
Continued Momentum – Solid Q2

Revenues
($ Thousands)
Q2 11 Q2 12
Gross Profit
Q2 11 Q2 12
Up 19%
Diluted EPS
Q2 11 Q2 12
Net Income
($ Thousands)
Q2 11 Q2 12
• Strong revenue
growth
• Good gross margins
• EPS up 300%
Up 300%
80,000
85,000
90,000
95,000
100,000
105,000
110,000

Market Observations
International Data Processing Picking Up
Fifth sequential quarterly improvement in
ION DP revenues
International demand up -- Europe, Africa,
Middle East
Continued rebalancing of our portfolio
beyond Gulf of Mexico
Ended Q2 with record data processing
backlog
Introduced new broadband processing
technology,
WiBand    ,
with 20+ projects
underway
5
Conventional Image
WiBand Image
WiBand Projects
TM

Market Observations
Continued Growth in Marine Seismic Activity

Towed Streamer market tightening
Good growth in Seabed market
Launched Calypso
TM
seabed
acquisition system in Q2 at EAGE
Growing demand for ION’s Acquisition
Optimization Services

Solid performance -- revenues, operating profits, margins.
Ended Q2 with record backlog.
Continued rise in international exploration – Africa, Latin America, Australia and the Arctic.
GeoVentures
TM
Acquisition and Data Library Programs – 1H 2012

Summary Industry remains robust International activity is strong Well positioned to grow Remain confident in our ability to deliver against plan 8

Software Systems Solutions

Solutions
revenues of $72 million,
up
47% Y/Y
Software
revenues of $10 million,
up
6% in local currency Y/Y
Systems
revenues of $23 million,
down
23% Y/Y
Q2 revenue growth led by strong growth in
Solutions segment
Financial Overview
Revenues by Segment
-
20
40
60
80
100
120
Q2 11 Q2 12

Solutions Segment
Financial Overview
Revenue by Type
Multi-client Investments
Solutions Backlog
Q4 11                                               $134 M
Data
Processing
Data
Libraries
New
Ventures
Q2 11                                 $117 M
10
Q3 11                         $106 M
Q1 12                                          $129 M
$150 M
$130 M
Data Processing and New Ventures activity strong.
Backlog growing well.
Q2 12                                                            $153 M

Software Segment
Financial Overview
Revenue by Type (GBP)
Services Software Systems
% of Seismic Vessels with Orca
®
Orca-Permanent Spectra/Pre-Orca
ION versions
11
Continued steady growth in Q2.
Added two Orca vessels.
Growing demand for on-board services.
-
1
2
3
4
5
6
7
Q2 11 Q2 12
41%
59%

Systems Segment
Financial Overview
Revenue by Type
Towed Streamer Equipment OBC Other
12
Q2 soft as expected – timing of revenue recognition.
Good reception for Calypso at EAGE.
-
5
10
15
20
25
30
35
Q2 11 Q2 12

INOVA Geophysical
Financial Overview
Revenues
13
*Forecast
Revenues
**ION to share in 49% of these results. 2012 estimates are unaudited.
Q1 2012
• Revenues of $56.8 million with operating
income of $8.9 million**
•
Delivered 15,000 channels of G3i™
•
Delivered first 3 UniVib™ units
•
Significant number of Vibrator sales
Q2 2012
• Estimated revenues of $45 to $49 million
with an operating loss of ($3) to ($4) million**
•
Delivered an additional 9,000 channels of G3i
•
First sale of new wireless Hawk™ system

Financial Overview
Cash Flow
Three Months Ended
June 31,
SUMMARIZED CASH FLOW
2012 2011
Cash from operations $ 38,556 $ 20,349
Working capital (5,023) (11,283)
Multi-client investment (28,054) (34,195)
PP&E Capital Expenditures (3,122) (3,566)
Free Cash Flow 2,357 (28,695)
Other Investing & Financing (6,171) (7,186)
Cash flow, including ST investments (3,814) (35,881)
Cash, Cash Equivalents & ST Investments (Beginning of Period) 87,096 130,834
Cash, Cash Equivalents & ST Investments (End of Period) $ 83,282 $ 94,953
Good free cash flow and strong cash position

Financial Overview
Balance Sheet as of June 30, 2012
Capital Employed*
Capital Book Value
Cash
Net Fixed Assets Multi-Client Data Library
Goodwill & Equity in INOVA
Equity
Debt
** Net Debt = Debt less Cash
Other Working Capital
15
*Assets less Current Liabilities
Net Debt of $22M**
0
100
200
300
400
500
600
0
100
200
300
400
500
600
$187M
$83M
$177M
$87M
Q2 Q1
$105M $105M
Q1 Q2

Continued Momentum in Q2

• Strong first half 2012
• Expect solid Y/Y growth
throughout 2012
• Continue to anticipate
2012 multi-client investment
in $130 - $150 range
• Remain positive on outlook to
achieve Y/Y quarterly
improvement for balance of 2012

17